UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2019
SANTANDER CONSUMER USA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-36270 (Commission File Number)	32-0414408 (IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas (Address of Principal Executive Offices)	75201 (Zip Code)
Registrant’s telephone number, including area code: (214) 634-1110
N/A

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 24, 2019, Santander Consumer USA Holdings Inc. and subsidiary (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2019. Copies of the Company’s press release and an investor presentation for the quarter ended June 30, 2019 are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
Note: Information in this report (including Exhibits 99.1 and 99.2) furnished pursuant to Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Fahmi Karam as Chief Financial Officer; Departure of Juan Carlos Alvarez de Soto as Chief Financial Officer

On July 24, 2019, the Company announced that on July 19, 2019, the Board of Directors of the Company (the “Board”) appointed Fahmi Karam, age 40, as Chief Financial Officer of the Company, effective as of September 16, 2019. Mr. Karam was named Head of Pricing and Analytics at the Company in May 2018. He joined the Company as Executive Vice President, Strategy and Corporate Development in September 2015 overseeing financial planning and analysis, asset acquisition/sales and other strategic initiatives. Prior to joining the Company, Mr. Karam was at JP Morgan’s investment banking unit for 12 years, where his last role was Executive Director. Before joining JP Morgan’s investment banking unit, Mr. Karam served as a Senior Associate at Deloitte Audit Assurance Services for two years. Mr. Karam received his Bachelors and Masters of Accounting from Baylor University and is a Certified Public Accountant.

In connection with the commencement of his employment as Chief Financial Officer, Mr. Karam entered into an Offer Letter, dated July 23, 2019, with the Company, which sets forth the terms and conditions of his employment with the Company (the “Karam Offer Letter”). Under the Karam Offer Letter, Mr. Karam’s initial annual base salary will be $750,000 and Mr. Karam will also be eligible to receive an annual bonus, with a target annual bonus opportunity of $650,000.  Mr. Karam will also be eligible to receive an award under the Company’s Special Regulatory Incentive Plan (“SRIP”), with a target award opportunity of $300,000. Mr. Karam’s annual bonus, and any awards under the SRIP, will be paid in a combination of cash (including deferred cash) and restricted stock units. The foregoing description of the terms of the Karam Offer Letter is qualified in its entirety by reference to the Karam Offer Letter, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Also, on July 24, 2019, the Company announced the departure of Juan Carlos Alvarez de Soto from the Company as Chief Financial Officer as of September 16, 2019.

Appointment of Shawn Allgood as Head of Chrysler Capital and Auto Relationships; Departure of Rich Morrin as President Chrysler Capital and Auto Relationships

On July 24, 2019, the Company announced that effective July 19, 2019, the Board appointed Shawn Allgood, age 54, as Head of Chrysler Capital and Auto Relationships effective as of the close of business on July 19, 2019. Mr. Allgood has served as the Executive Vice President of Chrysler Capital for the Company since April 2017. In his new role, Mr. Allgood will be responsible for Chrysler Capital, sales and marketing activities, and dealer and customer relationships. Prior to joining the Company, Mr. Allgood held several positions at Ally Financial Inc., f/k/a General Motors Acceptance Corporation, for 29 years where his last role was Executive Director of Collections. Mr. Allgood received a Bachelor of Arts from Valdosta State University and a Masters of Business Administration from Kennesaw State University.

Also, on July 24, 2019, the Company announced the departure of Richard Morrin from the Company and as President, Chrysler Capital and Auto Relationships, effective as of the close of business July 19, 2019.

A copy of the press release announcing the appointments of Mr. Karam as Chief Financial Officer and Shawn Allgood as Head of Chrysler Capital and Auto Relationships, the departures of Juan Carlos Alvarez de Soto as Chief Financial Officer and Richard Morrin as President Chrysler Capital and Auto Relationships, and the Company’s earnings for the quarter ended June 30, 2019, is attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking and reflect the current beliefs and expectations of the Company’s management. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which have been filed with the Securities and Exchange Commission and are available on the Company’s website (http://investors.santanderconsumerusa.com/investor-home/default.aspx) and on the Securities and Exchange Commission’s website (www.sec.gov). The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
Exhibit No.    Description
Exhibit 99.1    Press Release of Santander Consumer USA Holdings Inc., dated July 24, 2019

Exhibit 99.2	Presentation Materials of Santander Consumer USA Holdings Inc., dated July 24, 2019

Exhibit 10.1	Offer Letter, by and among Fahmi Karam and Santander Consumer USA Holdings Inc. and Santander Consumer USA Inc., dated July 23, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2019	SANTANDER CONSUMER USA HOLDINGS INC. By: /s/ Christopher Pfirrman Name: Christopher Pfirrman Title: Chief Legal Officer